Exhibit 99.1

Contact:

Tim Adams, Chief Financial Officer

Anne Rivers, Investor Relations

Jeff Keene, Healthcare Media

Cytyc Corporation: 508-263-8765

www.cytyc.com

Stephanie Carrington

The Ruth Group: 646-536-7017

Shanti Skiffington/Wendy Williams

Schwartz Communications: 781-684-0770

FOR IMMEDIATE RELEASE

CYTYC CORPORATION ANNOUNCES NEW STOCK REPURCHASE PROGRAM

Marlborough, Mass., November 21, 2005 – Cytyc Corporation (Nasdaq: CYTC), a leading women’s health company, announced today that its Board of Directors terminated the Company’s existing stock repurchase program and approved a new stock repurchase program. Under the new program, the Company is authorized to repurchase up to $200 million of the Company’s common stock. The repurchases will be made through open market purchases or private transactions that will be made from time to time as market conditions allow.

The new program is expected to be in effect for a maximum of four years. Shares repurchased under the new program will be held in the Company’s treasury and will be available for a variety of corporate purposes. The stock repurchase program may be suspended or discontinued at any time without prior notice.

“Cytyc is committed to managing its capital for the benefit of its shareholders and this repurchase program reflects our confidence in the Company’s future,” said Patrick J. Sullivan, chairman, president and chief executive officer of Cytyc Corporation.

Cytyc Corporation is a leading women’s health company that designs, develops, manufactures, and markets innovative and clinically effective products. Cytyc products cover a range of women’s health applications, including cervical cancer screening, breast cancer risk assessment, treatment of excessive menstrual bleeding, and treatment of breast cancer.

Cytyc is traded on The Nasdaq Stock Market under the symbol CYTC. Cytyc is a registered trademark of Cytyc Corporation.

Forward-looking statements in this press release are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements relating to Cytyc’s future financial condition, operating results and economic performance, and management’s expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those

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Cytyc Corporation Announces New Stock Repurchase Program

statements. Risks and uncertainties include, among others, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and product acceptance, management of growth and product diversification, entry into new market segments domestically and new international markets, risks associated with litigation, the effective integration of acquired businesses and technologies, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to Cytyc’s business and operations, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc’s filings with the Securities and Exchange Commission, including under the heading “Certain Factors Which May Affect Future Results” in its 2004 Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q filed with the Commission. Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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